CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annually  report of Cancer Therapeutics,  Inc. (the "Company") on Form 10-QSB for the period  ending  February 28, 2007 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Periodic Report"),  I,  Robert Oldham,  Chief  Executive  Officer of the Company,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated as of April 16, 2007

                                By       /s/ Robert Oldham
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                                 Robert Oldham
                                Chief Executive Officer